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                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                      FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934


                                    May 12, 1998
                                   --------------
                                   Date of Report
                         (Date of Earliest Event Reported)


                              TAVA TECHNOLOGIES, INC.
               ------------------------------------------------------
               (Exact name of Registrant as specified in its charter)


               Colorado                 0-19167          84-1042227
   -------------------------------    -----------     ----------------
   (State or other jurisdiction of    (Commission     (I.R.S. Employer
   incorporation or organization)       File No.)       I. D. Number)


7887 E. Belleview Avenue, Suite 820
        Englewood, Colorado                              80111
----------------------------------------              ----------
(Address of principal executive offices)              (zip code)

                                  (303)  771-9794
                ----------------------------------------------------
                (Registrant's telephone number, including area code)

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ITEM 5.   OTHER EVENTS.

     On May 12, 1998 the Company announced results of operations for the quarter and nine month period ended March 31, 1998. The Company's Press Release dated May 12, 1998, which is filed as Exhibit 20.1 hereto, is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Not applicable

     (b)  Not applicable

     (c)  Exhibits.  The following exhibit is filed with this Report:

          20.1 Press Release dated May 12, 1998



                                     SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   TAVA Technologies, Inc.



Date: May 12, 1998                 By:   /s/ John Jenkins
---------------------                 -------------------
                                      John  Jenkins,  President and CEO